UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 2, 2021, XPO Logistics, Inc. (“XPO” or the “Company”) completed the previously announced spin-off of its Logistics segment as GXO Logistics, Inc. ("GXO") to XPO shareholders. On August 3, 2021, XPO filed a Current Report on Form 8-K, which included unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2021 and for each of the years ended December 31, 2020, 2019 and 2018 to illustrate the estimated effects of the spin-off.

XPO has furnished additional unaudited pro forma condensed consolidated and adjusted financial data to assist investors in assessing XPO's historical performance on a basis that excludes the results of operations of GXO. The data for the three-month periods ended March 31, 2019, 2020 and 2021; the three-month periods ended June 30, 2019, 2020 and 2021; the three-month periods ended September 30, 2019 and 2020; the three-month periods ended December 31, 2019 and 2020; the six-month period ended June 30, 2021; and each of the years ended December 31, 2019 and 2020 are attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished to the U.S. Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Unaudited Pro Forma Condensed Consolidated and Adjusted Financial Data.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2021	XPO LOGISTICS, INC.

	By:	/s/ Ravi Tulsyan
Ravi Tulsyan
Deputy Chief Financial Officer and Treasurer